Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                 Date of Report April 17, 1998
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware              1-9874              94-2213782
(State of other        (Commission File     (IRS Employer
 jurisdiction of        Number)          Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,  Omaha, NE  68131
 (Address of principal executive offices)     Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)
Item 5.  Other Events

     On April 17, 1998, the Registrant announced that its Philippine subsidiary, CE Casecnan Water and Energy Company, Inc. ("CE Casecnan"), and Hanbo Corporation, Hanbo Engineering & Construction Company, Ltd. and Hanbo Steel Company, Ltd. (collectively, the "Hanbo Entities") and Korea First Bank ("KFB") have mutually agreed to settle the differences among them related to the Casecnan project in the Philippines. A press release issued by the Registrant is attached hereto as Exhibit 1 and is incorporated herein by reference.

     IItem 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated April 17, 1998.




                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                   By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: April 17, 1998